THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Level Advantage® B-Share variable and index-linked annuity
Lincoln Level Advantage® Access variable and index-linked annuity
Lincoln Level Advantage® Design B-Share variable and index-linked annuity
Lincoln Level Advantage® Select B-Share variable and index-linked annuity

Supplement dated January 31, 2025 to the prospectus dated May 1, 2024

This Supplement to your variable and index-linked annuity prospectus provides new investment options which will be available under your Contract.  All other provisions in your prospectus remain unchanged.

The following Indexed Accounts will be available for existing Contractowners beginning February 18, 2025, subject to state availability:

6-Year Performance Cap Indexed Accounts with Protection Level
•	S&P 500® Cap, 10% Protection
•	Russell 2000® Cap, 10% Protection
•	Capital Strength Net Fee IndexSM Cap, 10% Protection
•	MSCI EAFE Cap, 10% Protection
•	First Trust American Leadership IndexTM Cap, 10% Protection
Please see Appendix A of your prospectus for complete information about each Indexed Annuity.

Please retain this Supplement for future reference.